UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2022

Kensington Capital Acquisition Corp. IV

(Exact name of registrant as specified in charter)

Cayman Islands	001-41314	98-1591811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Old Country Road, Suite 301 Westbury, New York	11590
(Address of principal executive offices)	(Zip code)

(703) 674-6514

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one Class 1 redeemable warrant and one Class 2 redeemable warrant	KCAC.U	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value	KCAC	The New York Stock Exchange
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	KCAC.WS	The New York Stock Exchange
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	KCAC.WS	The New York Stock Exchange
New units, each consisting of one Class A ordinary share, $0.0001 par value and one Class 2 redeemable warrant	KCA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

General

On May 11, 2022, Kensington Capital Acquisition Corp. IV, a Cayman Islands exempted company incorporated with limited liability (which shall transfer by way of continuation to and domesticate as a Delaware corporation prior to the Closing (as defined below)) (“Kensington”), Kensington Capital Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Kensington (“Merger Sub”), and Amprius Technologies, Inc., a Delaware corporation (the “Company” or “Amprius”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger” and together with the other transactions related thereto, the “Proposed Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Kensington. The terms of the Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions, and other terms relating to the Merger and the other transactions contemplated thereby, are summarized below. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Business Combination Agreement.

The Business Combination Agreement

Structure of the Business Combination

(a)

The transaction is structured as a reverse triangular merger. Pursuant to the Business Combination Agreement, on the Closing Date, Merger Sub will be merged with and into the Company, with the Company surviving the Merger as a wholly owned direct subsidiary of Kensington (the “Surviving Corporation”).

(b)

Immediately prior to the Closing, Kensington will transfer by way of continuation to and domesticate as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law and Part XII of the Cayman Act (the “Domestication”), and following the Domestication, the certificate of incorporation of Kensington (the “Kensington Certificate”) will provide for a single class of common stock, par value $0.0001 per share (the “Kensington Common Stock”), having one (1) vote per share and Kensington will adopt the set of bylaws set forth in the Business Combination Agreement (the “Kensington Bylaws”).

(c)

The Kensington Bylaws will provide for the Kensington Common Stock (i) issued as consideration pursuant to the Business Combination Agreement, (ii) issued upon the exercise of any warrants or other convertible securities outstanding following the Effective Time in respect of warrants or convertible securities of the Company outstanding immediately prior to the Effective Time, (iii) issued to directors, officers and employees of Kensington or its subsidiaries upon the settlement or exercise of stock options or other equity awards outstanding following the Effective Time in respect of awards of Kensington outstanding immediately prior to the Effective Time, or (iv) held by Kensington Capital Sponsor IV, LLC (the “Sponsor”) and the Insiders (as defined in the Letter Agreement, dated March 1, 2022, by and between Kensington, the Sponsor and the other signatories thereto) outstanding immediately following the Effective Time to be locked-up for one year following the Closing, subject to earlier release if (A) the reported last sale price of Kensington Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing or (B) if Kensington consummates a liquidation, merger, stock exchange or other similar transaction after the Closing that results in all of Kensington’s stockholders having the right to exchange their shares of common stock for cash, securities or other property; provided that such lock-up does not apply to, in addition to other customary exceptions, (1) transactions relating to shares of Kensington Common Stock acquired in open market transactions (including warrants and shares of Kensington Common Stock (including as part of any units) acquired in Kensington’s initial public offering and shares of Kensington Common Stock issuable upon exercise of such warrants), or (2) transfers of any Kensington private placement warrants or shares of Kensington Common Stock issued or issuable upon the exercise of any such private placement warrants.

(d)

A specified number of shares of Kensington Common Stock (to be determined by the Company and Kensington) will be issued (or reserved for issuance) in connection with the business combination in accordance with the Business Combination Agreement. The final aggregate amount of shares of Kensington Common Stock to be issued (or reserved for issuance) in connection with the business combination will be calculated in accordance with the Business Combination Agreement.

Conversion of Securities

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of Kensington, Merger Sub, the Company or the holders of any of the Company’s securities:

(a)

each share of the Company Common Stock (which has one vote per share) issued and outstanding immediately prior to the Effective Time will be canceled and cease to exist and any shares of Company Common Stock held in book-entry form will thereafter represent only the right to receive the number of shares of Kensington Common Stock equal to the Exchange Ratio;

(b)	each share of the Company Common Stock held in the treasury of the Company will be cancelled without any conversion thereof and no payment or distribution will be made with respect thereto;

(c)

each share of Merger Sub Common Stock issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation; and

(d)

each Company Option that is outstanding immediately prior to the Effective Time, whether vested or unvested, will be converted into an option to purchase a number of shares of Kensington Common Stock (such option, a “HoldCo Option”) equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time and (ii) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Company Option immediately prior to the Effective Time divided by (B) the Exchange Ratio. Except as specifically provided in the Business Combination Agreement, following the Effective Time, each HoldCo Option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Company Option immediately prior to the Effective Time.

“Exchange Ratio” means the quotient obtained by dividing (x) 80,000,000, by (y) the number of Fully-Diluted Company Shares.

Proxy Statement

As promptly as practicable, after the date of the Business Combination Agreement and receipt of the PCAOB Financials, Kensington and the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “S-4 Registration Statement”), in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of shares of Kensington Common Stock to be issued to the Company Stockholders pursuant to the Business Combination Agreement, with the S-4 Registration Statement containing a proxy statement in preliminary form (as amended or supplemented from time to time, the “Proxy Statement”) to be sent to the Company Stockholders and the Kensington shareholders relating to the general meeting of Kensington (the “Kensington Shareholders’ Meeting”) to be held to consider, among other things, (A) the adoption and approval of the Merger and the Business Combination Agreement as a Business Combination (as defined in Kensington’s amended and restated memorandum and articles of association), (B) the adoption and approval of the Domestication, (C) the adoption and approval of the governing documents of Kensington contemplated by the Kensington Certificate, (D) to the extent required by listing rules of The New York Stock Exchange (“NYSE”), the adoption and approval of the issuance of the Kensington Common Stock as contemplated by the Business Combination Agreement, (E) the approval and adoption of a customary equity incentive plan and an employee stock purchase plan and (F) the adoption and approval of any other proposals the parties deem necessary to effectuate the Transactions (the “Kensington Proposals”).

Stock Exchange Listing

Kensington will use its reasonable best efforts to cause the shares of Kensington Common Stock to be issued in connection with the Proposed Transactions to be approved for listing on NYSE at the Closing. Until the Closing, Kensington shall use its reasonable best efforts to keep its Class A ordinary shares, $0.0001 par value per share, Class 1 redeemable warrants, Class 2 redeemable warrants and its units and new units consisting of a combination of the foregoing, listed for trading on NYSE.

Closing

The closing of the Proposed Transactions (the “Closing”) will occur as promptly as practicable, but in no event later than three Business Days following the satisfaction or waiver of all of the closing conditions.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants of (a) the Company and (b) Kensington and Merger Sub relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization. The Company has agreed to customary “no shop” obligations.

Conditions to Closing

Mutual

The obligations of the Company, Kensington and Merger Sub to consummate the Proposed Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following conditions:

(a)	the Written Consent has been delivered to Kensington;

(b)

the Kensington Proposals have been approved and adopted by the requisite affirmative vote of the Kensington shareholders in accordance with the Proxy Statement, the Cayman Act, the organizational documents of Kensington and the rules and regulations of NYSE;

(c)

no Governmental Authority has enacted, issued, promulgated, enforced or entered any Law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Proposed Transactions illegal or otherwise prohibiting consummation of the Proposed Transactions, including the Merger;

(d)

all required filings under the HSR Act have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Proposed Transactions under the HSR Act has expired or been terminated, and any pre-Closing approvals or clearances reasonably required thereunder have been obtained;

(e)

all consents, approvals and authorizations set forth in the Business Combination Agreement have been obtained from and made with all Governmental Authorities (and, to the extent any Regulatory Filings are prepared or submitted pursuant to the Business Combination Agreement, all consents, approvals and authorizations pursuant to such filings shall have been obtained from the appropriate Governmental Authorities);

(f)

the Registration Statement has been declared effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement have been initiated or be threatened by the SEC;

(g)

the shares of Kensington Common Stock to be issued in connection with the Proposed Transactions shall have been approved for listing on NYSE, subject only to official notice of issuance thereof and the requirement to have a sufficient number of round lot holders; and

(h)

the Kensington Certificate shall have been filed with the Secretary of State of the State of Delaware, the issuance of Kensington Common Stock to be issued in connection with the Proposed Transactions shall have been authorized, Kensington shall have adopted the Kensington Bylaws and the directors of Kensington and the Surviving Corporation shall have been appointed as stipulated in the Business Combination Agreement.

Kensington and Merger Sub

The obligations of Kensington and Merger Sub to consummate the Proposed Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

(a)

the representations and warranties of the Company contained in the sections titled (i) Organization and Qualification; Subsidiaries, (ii) Capitalization, (iii) Authority Relative to the Business Combination Agreement and (iv) Brokers in the Business Combination Agreement are each true and correct in all material respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date. All other representations and warranties of the Company contained in the Business Combination Agreement shall be true and correct (without giving any effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (A) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (B) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Company Material Adverse Effect;

(b)

the Company has performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Effective Time;

(c)	the Company has delivered to Kensington a customary officer’s certificate, dated the date of the Closing, certifying as to the satisfaction of certain conditions;

(d)	no Company Material Adverse Effect has occurred between the date of the Business Combination Agreement and the Closing Date;

(e)

on or prior to the Closing, the Company delivered to Kensington a properly executed certification that shares of Company Common Stock are not “U.S. real property interests” in accordance with the Treasury Regulations under Sections 897 and 1445 of the Code, together with a notice to the IRS (which will be filed by Kensington with the IRS following the Closing) in accordance with the provisions of Section 1.897-2(h)(2) of the Treasury Regulations; and

(f)	the Company has delivered to Kensington the PCAOB Financials.

The Company

The obligations of the Company to consummate the Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to Closing of the following additional conditions:

(a)

the representations and warranties of Kensington and Merger Sub contained in the sections titled (i) Corporation Organization (ii) Capitalization, (iii) Authority Relative to the Business Combination Agreement and (iv) Brokers in the Business Combination Agreement are each true and correct in all material respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date. All other representations and warranties of Kensington and Merger Sub contained in the Business Combination Agreement are true and correct (without giving any effect to any limitation as to “materiality” or “Kensington Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (A) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (B) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Kensington Material Adverse Effect;

(b)

Kensington and Merger Sub have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Effective Time;

(c)	Kensington has delivered to the Company a customary officer’s certificate, dated the date of the Closing, certifying as to the satisfaction of certain conditions;

(d)

other than those persons identified as continuing directors in accordance with the Business Combination Agreement, all members of the board of directors of Kensington have executed written resignations effective as of the Effective Time;

(e)	no Kensington Material Adverse Effect has occurred between the date of the Business Combination Agreement and the Closing Date; and

(f)

the aggregate amount of (i) cash in Kensington’s trust account that will be available to it for unrestricted use as of immediately following the Effective Time (for clarity, after giving effect to any redemption rights that are actually perfected), plus (ii) the aggregate amount of cash proceeds received from investors as of the Effective Time in connection with any Equity Financing shall be at least two hundred million dollars ($200,000,000) in the aggregate.

Termination

The Business Combination Agreement may be terminated and the Proposed Transactions may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Proposed Transactions by the Company Stockholders or Kensington shareholders, respectively, as follows:

(a)	by mutual written consent of Kensington and the Company;

(b)

by Kensington or the Company, if (i) the Effective Time has not occurred prior to the six-month anniversary of the date of the Business Combination Agreement (the “Outside Date”); provided, however, that if, as of the time the Outside Date would have otherwise occurred, all conditions to the Closing except for those relating to antitrust approvals and waiting periods, consents, approvals or authorizations by Governmental Authorities, the NYSE listing of the Kensington Common Stock, or effectiveness of the Registration Statement are satisfied (and other than those conditions which, by their terms, are incapable of being satisfied before the Closing), then the Outside Date will be extended without any further action by any party until the nine-month anniversary of the Business Combination Agreement (the “Extended Outside Date”); provided, further, however, that the Business Combination Agreement may not be terminated by any party (A) that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Business Combination Agreement and such breach or violation is the principal cause of the failure of a the conditions to the Merger on or prior to the Outside Date or the Extended Outside Date, as the case may be, or (B) against which any legal proceeding is brought by a party to the Business Combination Agreement for specific performance or injunctive or other forms of equitable relief in connection with the Business Combination Agreement (which prohibition on such party’s right to terminate the Business Combination Agreement continues throughout the pendency of such legal proceeding); (ii) any Governmental Authority in the United States has enacted, issued, promulgated, enforced or entered any permanent injunction, order, decree or ruling which has become final and non-appealable and has the effect of making consummation of the Proposed Transactions, including the Merger, illegal or otherwise prevents or prohibits consummation of the Proposed Transactions or the Merger; or (iii) any of the Kensington Proposals fail to receive the requisite vote for approval at the Kensington Shareholders’ Meeting;

(c)

by Kensington if (i) the Company has failed to deliver the Written Consent to Kensington within twenty-four hours after the Registration Statement becomes effective; or (ii) there is an occurrence of a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Business Combination Agreement, or if any representation or warranty of the Company has become untrue, in either case such that the closing conditions with respect to the accuracy of the representations and warranties and the performance of the agreements and covenants of the Company specified above would not be satisfied (“Terminating Company Breach”); provided, however, that Kensington has not waived such Terminating Company Breach and Kensington and Merger Sub are not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement; provided further, however, that, if such Terminating Company Breach is curable by the Company, Kensington may not terminate the Business Combination Agreement under this provision for so long as the Company continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured within thirty days after notice of such breach is provided by Kensington to the Company; or (iii) the PCAOB Financials have not been delivered to Kensington by the Company by June 15, 2022; or

(d)

by the Company if there is an occurrence of a breach of any representation, warranty, covenant or agreement on the part of Kensington and Merger Sub set forth in the Business Combination Agreement, or if any representation or warranty of Kensington and Merger Sub has become untrue, in either case such that the closing conditions with respect to the accuracy of the representations and warranties and the performance of the agreements and covenants of Kensington and Merger Sub specified above would not be satisfied (“Terminating Kensington Breach”); provided, however, that the Company has not waived such Terminating Kensington Breach and the Company is not then in material breach of its representations, warranties, covenants or agreements in the Business Combination Agreement; provided further, however, that, if such Terminating Kensington Breach is curable by Kensington and Merger Sub, the Company may not terminate the Business Combination Agreement under this section for so long as Kensington and Merger Sub continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured within thirty days after notice of such breach is provided by the Company to Kensington.

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will forthwith become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement or in the case of termination subsequent to a willful material breach of the Business Combination Agreement by a party thereto.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Kensington, the Company or the other parties thereto. In particular, the assertions embodied in representations and warranties by Kensington, the Company and Merger Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about Kensington, the Company or Merger Sub.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, Kensington, the Company and the Sponsor entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor reaffirmed its obligations in existing arrangements with Kensington to vote in favor of each of the proposals to be voted upon at the meeting of Kensington shareholders in connection with the business combination, including approval of the Business Combination Agreement and the transactions contemplated thereby, and agreed to be bound by the terms of the lock-up in the Kensington Bylaws.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Stockholder Support Agreement

Concurrently with the execution of the Business Combination Agreement, Kensington and the Key Company Stockholders entered into the Stockholder Support Agreement pursuant to which, among other things, they agreed to vote all of their shares of Company Common Stock in favor of the approval and adoption of the Proposed Transactions within 24 hours after the Company requests them to do so, provided that the Company may not make such request until the S-4 Registration Statement is declared effective by the SEC. Additionally, Key Company Stockholders have agreed not to (a) transfer any of their shares of Company Common Stock (or enter into any arrangement with respect thereto) or (b) enter into any voting arrangement that is inconsistent with the Stockholder Support Agreement. The Stockholder Support Agreement terminates on the occurrence of certain events, including the termination of the Business Combination Agreement in accordance with its terms or certain amendments or modifications to the terms of the Business Combination Agreement. The Key Company Stockholders collectively have a sufficient number of votes to approve the Merger and other transactions that require the approval of the Company’s stockholders.

The foregoing description of the Stockholder Support Agreement is qualified in its entirety by reference to the full text of the Stockholder Support Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

Pursuant to the Business Combination Agreement, at the Closing, Kensington, the Sponsor and a stockholder of the Company (the “New Holders” and, collectively with the Sponsor, the “Holders”) will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) substantially in the form set forth in the Business Combination Agreement. Pursuant to the terms of the Registration Rights Agreement, Kensington will be obligated to file a registration statement to register the resale of certain securities of Kensington held by the Holders. In addition, pursuant to the terms of the Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders may demand at any time or from time to time, that Kensington file a registration statement on Form S-3 (or on Form S-1 if Form S-3 is not available) to register the securities of Kensington held by such Holders. The Registration Rights Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, which is included as an exhibit to the Business Combination Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Tax Sharing Agreement

Concurrently with the execution of the Business Combination Agreement, the Company and Amprius, Inc. entered into the Tax Sharing Agreement. The Tax Sharing Agreement generally provides that, with respect to any U.S. federal consolidated group of which Amprius, Inc. and the Company are members, Amprius, Inc. will be responsible for and will indemnify the Company for the tax liability of such group. In addition, Amprius, Inc. will be responsible for and will indemnify the Company for taxes of any consolidated, combined or unitary tax return for state tax purposes for a group that includes Amprius, Inc. and the Company. The Tax Sharing Agreement also provides that Amprius, Inc. will generally control any tax returns and any tax audits or other proceedings for the taxes addressed by the Tax Sharing Agreement. The Tax Sharing Agreement terminates on the termination of the Business Combination Agreement.

The foregoing description of the Tax Sharing Agreement is qualified in its entirety by reference to the full text of the Tax Sharing Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On May 12, 2022, Kensington and the Company issued a joint press release announcing the execution of the Business Combination Agreement and announcing that Kensington and the Company will hold a conference call on May 12, 2022 at 9:00 a.m. Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.2 and incorporated herein by reference. The script that Kensington and the Company intend to use for the Conference Call is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference is the form of presentation to be used by Kensington in presentations for certain of Kensington’s shareholders and other persons.

The information provided in this Section 7.01, including the exhibits incorporated herein by reference, shall not be deemed to be filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Amprius’ expected product offerings, the addressable market for Amprius’ products, Amprius’ ability to produce its products at a commercial level and the capitalization of Kensington after giving effect to the Transactions. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Amprius’ and Kensington’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Amprius and Kensington. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions or that the approval of the equity holders of Amprius or Kensington is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; risks related to the rollout of Amprius’ business and the timing of expected business milestones; the effects of competition on Amprius’ business; supply shortages in the materials necessary for the production of Amprius’ products; the termination of government clean energy and electric vehicle incentives or the reduction in government spending on vehicles powered by battery technology; delays in construction and operation of production facilities; the amount of redemption requests made by Kensington’s public equity holders; the ability of Kensington or the combined company to issue equity or equity-linked securities in connection with the Proposed Transactions or in the future; and those factors discussed below and in Kensington’s final prospectus filed with the SEC on March 2, 2022 under the heading “Risk Factors” and other documents of Kensington filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Amprius or Kensington presently know or that Amprius and Kensington currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Amprius’ and Kensington’s expectations, plans or forecasts of future events and views as of the date of this communication. Amprius and Kensington anticipate that subsequent events and developments will cause Amprius’ and Kensington’s assessments to change. However, while Amprius and Kensington may elect to update these forward-looking statements at some point in the future, Amprius and Kensington specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Amprius’ or Kensington’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Amprius, Kensington, nor any of their respective affiliates have any obligation to update this communication other than as required by law.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the Proposed Transactions, Kensington plans to file the S-4 Registration Statement with the SEC, which will include the Proxy Statement of Kensington. Kensington also plans to file other documents and relevant materials with the SEC regarding the Proposed Transactions. After the S-4 Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of Kensington. SECURITY HOLDERS OF AMPRIUS AND KENSINGTON ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENDS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THER ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Stockholders will be able to obtain free copies of the Proxy Statement and other documents containing important information about Amprius and Kensington once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov.

PARTICIPANTS IN THE SOLICITATION

Kensington and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Kensington in connection with the Proposed Transactions. Amprius and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Kensington’s executive officers and directors in the solicitation by reading Kensington’s final prospectus filed with the SEC on March 2, 2022 and the Proxy Statement and other relevant materials filed with the SEC in connection with the Proposed Transactions when they become available. Information concerning the interests of Kensington’s participants in the solicitation, which may, in some cases, be different from those of Kensington’s stockholders generally, will be set forth in the Proxy Statement relating to the Proposed Transactions when it becomes available.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated as of May 11, 2022, by and among Kensington, Merger Sub and the Company.

10.1	Sponsor Support Agreement, dated as of May 11, 2022, by and among Sponsor, Kensington and the Company.

10.2	Stockholder Support Agreement, dated as of May 11, 2022, by and among Kensington and the persons named therein.

99.1	Tax Sharing Agreement, dated May 11, 2022, by and between the Company and Amprius, Inc.

99.2	Press Release, dated May 12, 2022.

99.3	Conference Call Script.

99.4	Investor Presentation.

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be finished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 12, 2022

KENSINGTON CAPITAL ACQUISITION CORP. IV

By:	/s/ Daniel Huber
	Name:	Daniel Huber
	Title:	Chief Financial Officer